Exhibit 10.5

THIRD AMENDMENT TO

PURCHASE AND SALE AGREEMENT

(32 Properties)

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into this 24th day of June, 2010, by and between Seller and Purchaser.

R E C I T A L S:

A.            Seller and Purchaser have heretofore entered into that certain Purchase and Sale Agreement, dated as of May 3, 2010, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of May 11, 2010 and that certain Second Amendment to Purchase and Sale Agreement, dated as of May 21, 2010 (as amended, the “Agreement”) relating to the sale and purchase of the thirty-one (32) properties described therein. All defined terms in the Agreement (as amended by this Amendment) are used herein with the same meanings those terms have in the Agreement (as amended by this Amendment).

B.            Seller and Purchaser desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

A G R E E M E N T

1.             Recitals.  The recitals set forth above are hereby incorporated herein.

2.             Closing Date. Section 1.1.11 of the Agreement is hereby amended and restated in its entirety as follows:

“1.1.11            “Closing Date”: June 29, 2010, or such earlier date as may be agreed to in writing by Purchaser and Seller.”

3.             Harborside Purchase and Sale Agreement. Section 1.1.15 of the Agreement is hereby amended and restated in its entirety as follows:

“1.1.15            “Harborside Purchase and Sale Agreement”: That certain Member Interest Purchase and Sale Agreement between Purchaser and Harborside Seller, dated as of May 3, 2010, as amended by that certain First Amendment to Member Interest Purchase and Sale Agreement, dated as of May 11, 2010, as further amended by that certain Second Amendment to Member Interest Purchase and Sale Agreement, dated as of May 21, 2010 as further amended by that certain Third Amendment to Member Interest Purchase and Sale Agreement, dated as of June 24, 2010.”

4.             Counterparts; Facsimile.  This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.  For purposes of this Amendment, any signature transmitted by facsimile or e-mail (in pdf format) shall be considered to have the same legal and binding effect as any original signature.

5.             Ratification. The Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the date set forth above.

PURCHASER:

TRT ACQUISITIONS LLC, a Delaware limited liability company

By:	DCTRT Real Estate Holdco LLC, Its Sole Member

	By:	Dividend Capital Total Realty Operating Partnership LP, Its Sole Member

		By:	Dividend Capital Total Realty Trust Inc., Its General Partner

			By:	/s/ Greg Moran
			Name:	Greg M. Moran
			Title:	Vice President
Date:

SELLER:

iSTAR CTL SOUTH HAVANA — ENGLEWOOD LLC, a Delaware limited liability company

iSTAR CTL WATERVIEW — DALLAS LLC, a Delaware limited liability company

iSTAR CTL SHADELANDS — WALNUT CREEK LLC, a Delaware limited liability company

iSTAR CTL NORTH GLENVILLE — RICHARDSON LLC, a Delaware limited liability company

iSTAR CTL SHEILA — COMMERCE LLC, a Delaware limited liability company

iSTAR CTL COLUMBIA — RICHFIELD LLC, a Delaware limited liability company

iSTAR CTL COTTONWOOD — MILPITAS LLC, a Delaware limited liability company

iSTAR CTL NORTH FAIRWAY DRIVE — VERNON HILLS LLC, a Delaware limited liability company

iSTAR CTL DOOLITTLE — REDONDO BEACH LLC, a Delaware limited liability company

iSTAR CTL CROWN COLONY — QUINCY LLC, a Delaware limited liability company

iSTAR CTL RUE FERRARI — SAN JOSE LLC, a Delaware limited liability company

iSTAR CTL CORPORATE CENTER DRIVE — NEWBURY PARK LLC, a Delaware limited liability company

iSTAR CTL COLUMBIA — CAMPBELLSVILLE LLC, a Delaware limited liability company

iSTAR CTL SUNSET HILLS — RESTON LLC, a Delaware limited liability company

iSTAR CTL EAGLE LLC, a Delaware limited liability company

iSTAR CTL SYLVAN WAY — PARSIPPANY LLC, a Delaware limited liability company

iSTAR CTL INVERNESS — ENGLEWOOD LLC, a Delaware limited liability company

iSTAR CTL CORPORATE DRIVE — DIXON LLC, a Delaware limited liability company

iSTAR CTL CONNECTION — IRVING LLC, a Delaware limited liability company

iSTAR CTL CHARLESTON — MOUNTAIN VIEW LLC, a Delaware limited liability company

iSTAR CTL DUBLIN LLC, a Delaware limited liability company

iSTAR GT, L.P., a Delaware limited partnership

iSTAR NG LP, a Delaware limited partnership

iSTAR CTL MAPLE — EL SEGUNDO LLC, a Delaware limited liability company

iSTAR CTL SW 80 — PLANTATION LLC, a Delaware limited liability company

By:	/s/ Samantha K. Garbus
Name:	Samantha K. Garbus
Title:	Senior Vice President
Date:	6/24/10

AGREED TO FOR PURPOSES OF SECTION 4.3.2:

iSTAR FINANCIAL INC., a Maryland corporation

By:	/s/ Samantha K. Garbus
Name:	Samantha K. Garbus
Title:	Senior Vice President